UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 31, 2009

NEAH POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49962	88-0418806
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22118 20th Ave. SE, Suite 142
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2009 the Registrant (“Neah Power”) entered into a Letter of Intent  with EKO Vehicles of Bangalore, India, India’s number one producer of two-wheeled electric vehicles, to develop methanol fuel cell battery chargers to enable the building, by EKO VEHICLES of Bangalore India, of Hybrid Electric Renewable Micro Energy Stations (HERMES), bringing renewable, green energy to thousands of villages in India. This technology will use a combination of clean solar and wind power, fuel cells and batteries to replace the far more polluting diesel generators that currently provide electricity for over 50,000 Indian villages located 200 miles or more off the grid.

The preceding summary is qualified in its entirety by reference to the press release dated July 31, 2009 which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neah Power Systems, Inc.

Date: July 31, 2009	By:	/s/ Gerard C. D’Couto
Gerard C. D’Couto
Chief Executive Officer